EX-99.77Q1(a)(ii): Copies of any material amendments to the registrant’s charter or by-laws

Articles of Amendment, dated October 11, 2011, dated October 11, 2011 (previously filed in Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A), are incorporated herein by reference filed on October 28, 2011 (Accession No. 0001193125-11-286521)